EXHIBIT 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 25, 2009, relating to the financial statements and financial highlights which appear in the September 30, 2009 Annual Report to the Board of Trustees and Shareholders of The Merger Fund, which are also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings "Financial Highlights", "Experts", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.

Milwaukee, WI
January 27, 2010